Supplement to the
Spartan® Intermediate Treasury Bond Index Fund
Investor Class and Fidelity Advantage® Class
April 29, 2016
Summary Prospectus

Effective June 14, 2016, Spartan® Intermediate Treasury Bond Index Fund will be renamed Fidelity® Intermediate Treasury Bond Index Fund.

Effective June 14, 2016, Fidelity Advantage® Class will be renamed Premium Class.

ITB-SUM-16-01 1.9870394.100	May 13, 2016